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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                            -------------------------

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                            -------------------------

                        DATE OF REPORT: November 30, 1999
                        (Date of earliest event reported)

                           PHOTOGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

     NEVADA                             0-23553                  36-4010347
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation or                                          Identification No.)
organization)

     7327 OAK RIDGE HIGHWAY, SUITE B
     KNOXVILLE, TENNESSEE                                        37931
     (Address of principal executive offices)                    (Zip Code)

                                   (423) 769-4011
               (Registrant's telephone number including area code)


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ITEM 5.    OTHER EVENTS.

           Photogen Technologies, Inc. (the "Company") issued a press release announcing the Company's appointment of David D. Shaw, Ph.D. as its vice president of clinical research and technology development. The Press Release, dated November 30, 1999, is attached as Exhibit 99 hereto.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   The following exhibit is filed with this report:

99 Press release of the Company, dated November 30, 1999, announcing the Company's appointment of David D. Shaw, Ph.D. as its vice president of clinical research and technology development


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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Photogen Technologies, Inc.

                                         By:   /s/ John Smolik
                                               -----------------------------
                                               John Smolik, President

Date: December 1, 1999


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                                  EXHIBIT INDEX

Exhibit          Description
No.
99               Press release of the Company, dated November 30, 1999,
                 announcing the Company's appointment of David D. Shaw, Ph.D.
                 as its vice president of clinical research and technology
                 development
